Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors of World Airways, Inc.:


         We consent to the use of our report incorporated by reference and to the reference to our firm as experts in the Registration Statement.


                                                   /s/ KPMG LLP



McLean, Virginia

March 31, 2000